Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2025
Property and equipment, net
Schedule of Property and Equipment

	As of December 31,
	2024	2025
	RMB	RMB	US$
Computer equipment and servers	5,559	2,826	404
Office furniture and equipment	4,067	3,620	518
Leasehold improvements	2,388	2,492	356
Less: Accumulated depreciation and impairment	(7,441)	(6,140)	(878)
Total property and equipment, net	4,573	2,798	400